EXHIBIT 99.2

Fourth Quarter 2007 Review January 22, 2008 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) continued disruption in the fixed income markets; (12) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (13) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward-looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Strategic Actions Strengthened loan loss reserve Transferred $1.1B homebuilder loans and $.8B condo exposure to special asset management group Curtailed out-of-footprint homebuilder loans Announced decision to exit dealer-originated home improvement lending and Payroll Online services Initiated proactive expense review Completed U.S.B. Holding Co. acquisition Increased dividend 2.7%

Strong Dividend Record 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008T Outstanding 0.64 0.72 0.76 0.84 0.94 1.04 1.12 1.18 1.2 1.22 1.24 1.3 1.38 1.46 1.5 S&P 500 Dividend Aristocrat Dividend increased 43 consecutive years T = Target

Financial Summary-4Q07 vs. 4Q06 (1) Continuing Operations exclude the results of the Champion Mortgage finance business, which has been accounted for as a discontinued operation. Results from Continuing Operations (1) EPS ROE NIM Average Earning Assets Asset Quality - Net Charge-offs - NPLs $0.06 vs. $0.76 1.11% vs. 15.63% 3.48% vs. 3.66% up 6.6% 0.67% vs. 0.33% 0.97% vs. 0.33%

Net Interest Margin (TE)-Continuing Ops. 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 TE = Taxable Equivalent $ in millions

Noninterest Income-Continuing Ops. $ in millions

Noninterest Expense-Continuing Ops. $ in millions

2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 0.0234 0.02157 0.03834 0.063 Champion Loans 2.9 2.9 2.8 2.8 2.7 2.5 2.4 0.8 0 0 Consumer Loans 21.2 20.9 17.7 17.7 17.7 17.5 17.6 17.6 17.6 17.36 17.555 18 18.1 Commercial Loans 35.8 37.3 44 44.3 45.8 46.7 47.4 47.6 48 48.309 48.76 49.7 51.6 Total 59.9 61.1 61.7 62 63.4 64.2 64.9 65.2 65.6 65.7 66.315 67.7 69.7 $ in billions Commercial Consumer $45.8 17.6 $46.7 17.5 $47.3 17.6 $47.6 17.6 Average Loans-Continuing Ops. $48.0 17.6 $48.3 17.4 $48.8 17.5 $49.7 18.0 $51.6 18.1

$ in billions 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 CD's 11.3 10.564 10.8 10.8 10.8 11.3 11.5 11.7 11.9 12.063 12.047 11.5 11.455 Average Core Deposit Growth Adjusted for McDonald Divestiture 0.0571 0.013 0.01 0.034 0.0222 Average Core Deposit Growth from Prior Year 0.1005 0.0547 0.0783 0.086 0.0796 0.0997 0.1016 0.0804 0.0571 0.000229 -0.01957 0 -0.01 Savings 2.1 2.007 2 2 1.858 1.8 1.8 1.7 1.7 1.629 1.633 1.581 1.523 Now & Mmda 17.9 20.175 22.3 22.886 23.947 24.5 25.3 25.3 25.1 23.424 22.953 24.191 25.687 dda 10.4 11.192 11.7 12.2 12.594 12.7 13 13 13.4 13.237 13.927 14.426 12.948 Total 41.7 43.9 46.8 47.9 49.4 50.3 51.6 51.7 52.1 50.3 50.56 51.7 51.6 Average Core Deposits-Continuing Ops. DDA NOW/MMDA Savings CD's $12.6 23.9 1.9 11.0 $12.7 24.5 1.8 11.3 $13.0 25.3 1.8 11.5 $13.1 25.2 1.7 11.7 $13.4 25.1 1.7 11.9 $13.2 23.4 1.6 12.1 $14.0 23.0 1.6 12.0 $14.4 24.2 1.6 11.5 $12.9 25.7 1.5 11.5

Asset Quality $ in millions

Capital Ratios Tangible Equity to Tangible Assets Tier 1 Risk-based Capital* Peer Median-Tier 1 Risk-based Capital 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Tangible Equity to Tangible Assets 0.0643 0.066 0.0668 0.0668 0.0671 0.0668 0.0681 0.0701 0.0697 0.0689 0.0678 0.0646 Peer-Tangible Equity to Tangible Assets 0.0632 0.0625 0.0645 0.0611 0.0586 0.0571 0.0623 0.0652 0.0608 0.057 0.057 Tier 1 Risk-based Capital 0.0734 0.0768 0.0772 0.0759 0.0764 0.079 0.0802 0.0824 0.0815 0.0814 0.0794 0.0737 Peer-Tier 1 Risk-based Capital 0.086 0.0848 0.084 0.0826 0.083 0.0826 0.0823 0.0849 0.086 0.0812 0.0796 * 4Q07 Tier 1 Risk-based Capital ratio is estimated.

2008 Outlook and Long-Term Goals Net Interest Margin 3.30% range Loan Growth Low single digit range Core Deposit Growth Low single digit range Net Charge-Offs Expenses Effective Tax Rate 60 - 70 basis point range Low single digit range Approximately 32% - 33%

Appendix

Summary of Operations-Continuing Ops. $ in millions, except EPS TE = Taxable Equivalent

Community Banking Great Lakes Core Deposits: 36% Comm'l Loans: 39% Northwest Core Deposits: 24% Comm'l Loans: 25% Rocky Mountains Core Deposits: 9% Comm'l Loans: 12% Northeast Core Deposits: 31% Comm'l Loans: 24% Quarterly Average Balances-December 31, 2007

National Banking-Continuing Ops. Financial Summary TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable $ in millions

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

Financial Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable Community Banking

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Average Loan Breakdown $ in millions Continuing Operations

Commercial Portfolio*-Credit Size <$5 $5 to $15 $15 to $25 > $25 Outstanding 0.445 0.2736 0.1225 0.1584 Commitments 0.35 0.23 0.1347 0.2852 # of Obligations 0.9847 0.0102 0.0027 0.0024 ($ in millions) Outstanding Commitments # of Obligations as of 12/31/07 *Excludes commercial lease financing balances

Net Charge-Offs to Average Loans (1) Excludes Passenger Airline Lease Portfolio 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 KEY 0.0074 0.0032 0.0032 0.0102 0.0024 0.0022 0.0026 0.0033 0.0027 0.0032 0.0035 0.0067 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0034 0.0025 0.0027 0.0029 0.0024 0.0021 0.0023 0.0033 0.0027 0.0028 0.0034 (1) Continuing Operations

Net Charge-Offs to Average Loans Consumer (1) Commercial 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 Consumer/Comml Loans 0.0023 0.0016 0.0019 0.0015 0.0012 0.0023 0.0028 0.002 0.0029 0.003 0.0066 '0 0.0054 0.0056 0.0036 0.0051 0.0043 0.0036 0.0045 0.0047 0.0041 0.0046 0.0072 Continuing 0.0006 0.0109 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 (1) Excludes Champion Mortgage by Loan Type 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07

$ in millions 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 NPAs to Loans + OREO 0.0126 0.006 0.0052 0.006 0.0046 0.0048 0.0046 0.005 0.0041 0.0054 0.0057 0.0083 0.0108 Peer Median S&P Regional & Diversified Bank Indices 0.0043 0.0044 0.0044 0.0046 0.005 0.0049 0.0054 0.0066 0.0085 OREO 58.939 71 45.604 33.103 29.887 24.883 29 106 57.782 98.681 102.35 72.87 77 Consumer 229.001 130 122.115 122.942 130.139 152.329 130 83 92.286 98.567 94.955 104.975 119 Commercial 465.287 178 169.828 237.09 146.546 142.935 149 140 122.713 155.445 180.919 392.929 568 Total 753.227 379 337.547 393.135 306.572 320.1 308 329 272.781 352.693 378.224 570 764 Commercial Consumer OREO + Other Nonperforming Assets $142 135 30 $138 157 25 $144 135 29 Peer Median S&P Regional & Diversified Bank Indices $135 88 106 $118 97 58 $155 99 99 $181 95 102 $393 105 72 NPAs to Loans + OREO $568 119 77

Allowance to NPLs 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 KEY 2.03 3.69 3.7671 3.04 3.49 3.27 3.43 4.23 4.39 3.72 3.42 1.92 1.75 Peer Median S&P Regional & Diversified Bank Indices 2.38 3.14 3.37 3.38 3.56 3.76 3.26 3.24 2.9 2.41 2.1 1.83

Allowance to Period-End Loans 2003 2004 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 KEY 0.0235 0.018 0.017 0.0167 0.0145 0.0144 0.0142 0.0144 0.0143 0.0144 0.0142 0.0138 0.0169 Peer Median S&P Regional & Diversified Bank Indices 0.0141 0.0121 0.0118 0.0121 0.0113 0.0109 0.0107 0.0107 0.0106 0.0108 0.0107 0.0109

Commercial Real Estate Loans December 31, 2007 $ in millions N/M = Not Meaningful

Commercial Real Estate Residential Properties: $3.5 Billion $1.4 B $0.3 B $0.4 B $0.2 B $1.0 B $0.2 B $0.8 B $0.6 B

2000 2001 2002 2003 2004 2005 1Q06 2Q06 3Q06 4Q06 2006 1Q07 2Q07 3Q07 4Q07 Servicing Portfolio 8.3 11 19.8 22.4 34.1 73.7 76.1 78.4 81.8 93.6 93.6 108.3 121.4 136.2 134.9 Average Escrow Deposits 0.125 0.303 0.411 0.558 0.832 1.23 2.135 2.386 2.494 3.053 2.52 3.279 3.924 4.57 4.3 Commercial Real Estate Servicing $ in billions Average Escrow Deposits Servicing Portfolio

Home Equity Loans Period End Balance-December 31, 2007 N/M = Not Meaningful $ in millions